SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	August 25, 1998


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(as depositor under the Pooling and Servicing
Agreement, dated as of May 1, 1998, providing for the issuance of Asset-Backed Floating Rate Certificates, Series 1998-NC2)

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
(Exact name of registrant as specified in its charter)


              Delaware          	  333-50153      	    13-3439681
(State or Other Jurisdiction	(Commission	        (I.R.S. Employer
of Incorporation)		File Number)	        Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)		(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

		On August 25, 1998 a scheduled distribution was made from the Trust
		to holders of the Class A Certificates.  The Trustee has caused to be filed
		with the Commission, the Monthly Report dated August 25, 1998.
		The Monthly Report is filed pursuant to and in accordance with
		(1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if
			applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated August 25, 1998.




SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
SERIES 1998-NC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                08/25/98


               Beginning                                         Ending
               Certificate    Principal    Interest     Realized Certificate
ClassCusip     Balance(1)     Distribution Distribution(Losses   Balance
A    79548KYV4 164,096,342.29 8,562,191.19   774,130.19     0.00 155,534,151.10
M-1  79548KYW2  18,812,500.00         0.00    92,082.62     0.00  18,812,500.00
M-2  79548KYX0  14,512,500.00         0.00    73,139.47     0.00  14,512,500.00
M-3  79548KYY8   7,525,000.00         0.00    41,561.25     0.00   7,525,000.00
CE          NA   4,300,000.00         0.00   634,911.64     0.00   4,300,000.00
P           NA           1.00         0.00    67,731.29     0.00           1.00
R-III79548KZB7           0.00         0.00         0.00     0.00           0.00
Total          209,246,343.29 8,562,191.19 1,683,556.46     0.00 200,684,152.10



           AMOUNTS PER $1,000 UNIT                        PASS THROUGH RATES

                                           Ending                Current
     Principal    Interest    Total        Certificate  Realized Pass-Through
ClassDistribution DistributionDistribution Balance      Losses   Interest Rate
A    50.410399       4.557737    54.968136   915.716372 0.000000        5.85625%
M-1     0.0000       4.894757     4.894757   1000.00000 0.000000        6.07625%
M-2     0.0000       5.039757     5.039757   1000.00000 0.000000        6.25625%
M-3     0.0000       5.523090     5.523090   1000.00000 0.000000        6.85625%
CE      0.0000     147.653870   147.653870   1000.00000 0.000000        3.64113%
P       0.0000   677312.90000 677312.90000     10.00000 0.000000             NA
R-III   0.0000       0.000000     0.000000      0.00000 0.000000        5.85625%
Section 4.02 (iii.)
MASTER SERVICER COMPENSATION                  87,186.07
TRUSTEE FEES                                   3,051.51

Section 4.02 (iv.)
P&I ADVANCES                  Total Advance  118,969.29
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

Section 4.02 (v.)
BALANCES AS OF:     25-Aug-98
               Stated Principal Balance of Mortgage Loans        200,684,152.11
               Stated Principal Balance of REO Properties                  0.00

Section 4.02 (vi.)
MORTGAGE LOAN CHARACTERISTICS
               Number of Loans                                            1,790
               Aggregate Principal Balance as of the Due Date    200,684,152.11
               Weighted Average Remaining Term to Maturity                  350
               Weighted Average Mortgage Rate                           9.78404%
               Number of Subsequent Loans                                     0
               Balance of Subsequent Loans                                 0.00

                                           Unpaid                Stated
Section 4.02 (vii.)                        Principal             Principal
DELINQUENCY INFORMATION                    Balance      Number   Balance
30-59 days delinquent                      2,071,588.66       23   2,068,709.14
60-89 days delinquent                         82,380.81        1      82,308.55
90 or more days delinquent                         0.00        0           0.00
Foreclosure proceedings have commenced     1,268,361.76       18   1,266,502.06
*Note: In accordance with the Master Servicer, the Delinquency Information relates to the Prepayment Period.

Section 4.02 (viii.)
REO INFORMATION Loans that became REO properties in the
                preceding calendar month:
                                           Unpaid       Stated
                                           Principal    Principal
                              Loan Number  Balance      Balance


Section 4.02 (ix.)            Total Book Value of REO Properties:          0.00
REO BOOK VALUES
Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
               Aggregate Amount of Principal Prepayments
                                           Curtailments               25,562.80
                                           Payments in Full        8,424,969.36

               Prepayment Charges                                     67,731.29
               REO Principal Amortization                                  0.00

Section 4.02 (xi.)            Realized Losses that were incurred during the
REALIZED LOSSES               related Prepayment Period:

                              Total Realized Losses         0.00
                              Which Include:
                              Extraordinary Losses          0.00
                              Fraud Losses                  0.00
                              Special Hazard Losses         0.00
                              Bankruptcy Losses             0.00

Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
     Extraordinary Trust Fund Expenses withdrawn from the Collection Account or Distribution Account that caused a reduction of the
     Available Distribution Amount:                         0.00

Section 4.02 (xiv.)
CERTIFICATE FACTOR                         Certificate
                                           Factor
                              Class A          0.915716
                              Class M-1        1.000000
                              Class M-2        1.000000
                              Class M-3        1.000000
                              Class CE         0.933416

Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS

                                           Reduction from the Allocation of:
               Interest       Interest     Prepayment            Relief Act
               Distribution   Carry ForwardInterest     Realized Interest
               Amount         Amount       Shortfalls   Losses   Shortfalls
     A             774,130.19         0.00         0.00     0.00           0.00
     M-1            92,082.62         0.00         0.00     0.00           0.00
     M-2            73,139.47         0.00         0.00     0.00           0.00
     M-3            41,561.25         0.00         0.00     0.00           0.00
     CE            634,911.64           NA         0.00     0.00           0.00
     TOTAL       1,615,825.17         0.00         0.00     0.00           0.00

Section 4.02 (xvi.)
PREPAYMENT INTEREST SHORTFALLS
Prepayment Interest Shortfalls not covered by the Servicer:                0.00


Section 4.02 (xvii.)
                              Relief Act Interest Shortfall                0.00

Section 4.02 (xviii.)         Fraud Loss Amount                    6,450,003.00
                              Bankruptcy Amount                      100,000.00
                              Special Hazard Amount                2,262,284.00

Section 4.02 (xix.)           Required Overcollateralized Amount   4,300,000.00
                              Credit Enhancement Percentage            22.49804%

Section 4.02 (xx.)
               Overcollateralization Increase Amount                       0.00

Section 4.02 (xxi.)
               Overcollateralization Reduction Amount                      0.00

Section 4.02 (xxii.)
PASS THROUGH RATE
                              A                 5.85625% 5.84844%
                              M-1               6.07625% 6.06844%
                              M-2               6.25625% 6.24844%
                              M-3               6.85625% 6.84844%
                              CE                3.64113%

Section 4.02 (xxiii.)
PRE-FUNDING AND INTEREST COVERAGE ACCOUNT
Amount on Deposit in the Pre-Funding Account                0.00
Amount on Deposit in the Interest Coverage Account          0.00

Section 4.02 (xxiv.)
PRE-FUNDING ACCOUNT DEPOSITS
Amount from the Pre-Funding Account
distributed to the Certificates                                            0.00

PERFORMANCE MEASURES
Net Monthly Excess Cash Flow                                         634,911.64

               Delinquency Percentage                                   0.67211%

               Stepdown Date Occurrence                 NO
               Trigger Event Occurrence                 NO




SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALOMON BROTHERS MORTGAGE
SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				U.S. Bank National Association


Dated: 	August 31, 1998